UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 13, 2021
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Shares, $1.00 par value	AXTA	New York Stock Exchange
(Title of class)	(Trading symbol)	(Exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2021 Annual General Meeting of Members (“AGM”) of Axalta Coating Systems Ltd. (“Axalta”) was held on May 13, 2021. The matters that were voted upon at the AGM and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, as applicable, are set forth below.
At the AGM, Axalta’s members: (i) elected nine directors, each for a term expiring at Axalta’s 2022 Annual General Meeting of Members; (ii) approved the appointment of PricewaterhouseCoopers LLP as Axalta’s independent registered public accounting firm and auditor until the conclusion of the 2022 Annual General Meeting of Members and the delegation of authority to Axalta’s Board of Directors, acting through the Audit Committee, to fix the terms and remuneration thereof; (iii) voted, on an advisory (non-binding) basis, that Axalta should hold future advisory votes (“Say on Frequency”) on the compensation paid to Axalta’s named executive officers every one year; and (iv) approved the compensation of Axalta’s named executive officers (“Say on Pay”) for 2020.

Election of Nine Directors:
Name	Votes For	Votes Withheld	Broker-Non-Votes
Robert W. Bryant	190,719,793	905,793	8,960,231
Steven M. Chapman	190,293,639	1,331,947	8,960,231
William M. Cook	181,019,076	10,606,510	8,960,231
Mark Garrett	183,152,116	8,473,470	8,960,231
Deborah J. Kissire	185,314,080	6,311,506	8,960,231
Elizabeth C. Lempres	187,571,256	4,054,330	8,960,231
Robert M. McLaughlin	187,961,798	3,663,788	8,960,231
Rakesh Sachdev	176,120,733	15,504,853	8,960,231
Samuel L. Smolik	189,993,627	1,631,959	8,960,231

Appointment of PricewaterhouseCoopers LLP:
Votes For	Votes Against	Abstentions
195,426,353	5,040,124	119,340

Say on Frequency:
One Year*	Two Years	Three Years	Broker Non-Votes	Abstentions
188,417,508	112,701	2,971,573	8,960,231	123,804
*Axalta intends to hold the Say on Pay vote annually.

Say on Pay for 2020:
Votes For	Votes Against	Broker Non-Votes	Abstentions
179,224,040	12,231,449	8,960,231	170,097

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	May 17, 2021	By:	/s/ Sean M. Lannon
Sean M. Lannon
Senior Vice President and Chief Financial Officer